EXHIBIT 24.2

NNA of Oklahoma, Inc.
NNA of Georgia, Inc.
NNA of Alabama, Inc.
NNA Management Company of Kentucky, Inc.
National Nephrology Associates Management Company of Texas, Inc.
NNA of Nevada, Inc.
National Nephrology Associates Credit Corporation
NNA of Toledo, Inc.
NNA Properties of New Jersey, Inc.
NNA Management Company of Louisiana, Inc.
Renex Corp.
Renex Management Services, Inc.
Dialysis Services of Atlanta, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Clinic of Doylestown, Inc.
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of South Georgia, Inc.
Renex Dialysis Clinic of Creve Couer, Inc.
Renex Dialysis Clinic of St. Louis, Inc.
Renex Dialysis Clinic of Bridgeton, Inc.
Renex Dialysis Clinic of Union, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Dialysis Clinic of Maplewood, Inc.
Renex Dialysis Clinic of University City, Inc.
Renex Dialysis Facilities, Inc.
Renex Dialysis Clinic of Bloomfield, Inc.
Renex Dialysis Clinic of Orange, Inc.
Renex Dialysis Clinic of Philadelphia, Inc.
Renex Dialysis Clinic of Pittsburgh, Inc.
Renex Dialysis Clinic of Woodbury, Inc.
Renex Dialysis Clinic of Tampa, Inc.
NNA Properties of Kentucky, Inc.
NNA Properties of Tennessee, Inc.
NNA Transportation Services Corporation
Renal Care Group East, Inc.
Renal Care Group Michigan, Inc.

Michigan Home Dialysis Center, Inc.
Renal Care Group of the Midwest, Inc.
Four State Regional Dialysis Center, Inc.
Fort Scott Regional Dialysis Center, Inc.
Miami Regional Dialysis Center, Inc.
RCG Mississippi, Inc.
Renal Care Group of the Southeast, Inc.
Northeast Alabama Kidney Clinic, Inc.
Renal Care Group Texas, Inc.
Dialysis Management Corporation
RCG PA Merger Corp.
STAT Dialysis Corporation
Angleton Dialysis, Inc.
Brazoria Kidney Center, Inc.
Fondren Dialysis Clinic, Inc.
Wharton Dialysis, Inc.
Jefferson County Dialysis, Inc. KDCO, Inc.
Lawton Dialysis Inc.
Little Rock Dialysis, Inc.
Northwest Dialysis, Inc.
RenaLab, Inc.
RCG Finance, Inc.
RenalPartners, Inc.
RenalNet, Inc.
Wound Care Group, Inc.
Diabetes Care Group, Inc.
Renal Care Group Arizona, Inc.
Renal Care Group Northwest, Inc.
RenalNet Arizona, Inc.
RCG University Division, Inc.
R.C.G. Supply Company
Renal Care Group Alaska, Inc.
Renal Care Group Southwest Holdings, Inc.
Dialysis Centers of America – Illinois, Inc.
SSKG, Inc.
Renal Care Group Ohio, Inc.
Physicians Dialysis Company, Inc.

Power of Attorney

April 19, 2004

     The undersigned (each a “Grantor”) each as indicated below (1) constitutes and appoints Gary A. Brukardt and David M. Dill each as the Grantor’s true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor’s name, place, and stead, in any and all capacities, to sign, for and on behalf of each corporation listed below, the Registration Statement with respect to guaranties of 9% Senior Subordinated Notes due 2011 issued by Renal Care Group, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and (3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.

Gary A. Brukardt, member of the board of directors of each of the companies listed above	/s/ David M. Dill David M. Dill, member of the board of directors of each of the companies listed above

NNA of Rhode Island, Inc.
Power of Attorney

April 19, 2004

     The undersigned (each a “Grantor”) each as indicated below (1) constitutes and appoints Gary A. Brukardt and David M. Dill each as the Grantor’s true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor’s name, place, and stead, in any and all capacities, to sign, for and on behalf of each corporation listed below, the Registration Statement with respect to guaranties of 9% Senior Subordinated Notes due 2011 issued by Renal Care Group, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and (3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.

/s/ Michael Cannizzaro Michael Cannizzaro, Chairman and Chief Executive Officer	/s/ Lief Murphy Lief Murphy, Executive Vice President Chief Financial Officer and Director

/s/ M. Stephen Harrison M. Stephen Harrison, Executive Vice President and Director	/s/ Jeffrey L. Hymes, M.D. Jeffrey L. Hymes, M.D., Director

RCGHI, Inc.
Dialysis Licensing Corp.

Power of Attorney

April 19, 2004

     The undersigned (each a “Grantor”) each as indicated below (1) constitutes and appoints Gary A. Brukardt and David M. Dill each as the Grantor’s true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor’s name, place, and stead, in any and all capacities, to sign, for and on behalf of each corporation listed below, the Registration Statement with respect to guaranties of 9% Senior Subordinated Notes due 2011 issued by Renal Care Group, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and (3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.

/s/ David M. Dill David M. Dill, President and director of each of the companies listed above	/s/ Douglas B. Chappell Douglas B. Chappell, director of each of the companies listed above

NNA-Saint Barnabas-Livingston, L.L.C.
NNA of Newark, L.L.C
NNA-Saint Barnabas, L.L.C.

Power of Attorney

April 19, 2004

     The undersigned (each a “Grantor”) each as indicated below (1) constitutes and appoints Gary A. Brukardt and David M. Dill each as the Grantor’s true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor’s name, place, and stead, in any and all capacities, to sign, for and on behalf of each corporation listed below, the Registration Statement with respect to guaranties of 9% Senior Subordinated Notes due 2011 issued by Renal Care Group, Inc. and any and all amendments thereto (including pre-effective and post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and (3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.

/s/ Gary A. Brukardt Gary A. Brukardt Manager	/s/ Timothy P. Martin Timothy P. Martin Manager

/s/ David M. Dill David M. Dill Manager	/s/ Raymond M. Hakim, M.D., Ph.D Raymond M. Hakim, M.D., Ph.D. Manager

/s/ Douglas B. Chappell Douglas B. Chappell Manager